Exhibit 99.1

FannieMae

Business Activity Supplement

Second Quarter 2003

Business Activity Supplement
Second Quarter 2003

This supplement contains statistical data which are unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission (SEC), and also with the unaudited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, also filed with the SEC.

Portfolio Commitment Activity
 June 2003

(Dollars in millions)
	Mandatory Commitments to Purchase Loans 2/

	Single-Family

			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Commitments	to Sell	Commitments

1997	$4,693	$55,884	$6,043	$2,380	$965	$69,965	$1,298	$68,667
1998	5,075	156,623	28,237	2,017	1,843	193,795	1,880	191,915
1999	24,065	142,529	12,609	6,129	2,616	187,948	5,900	182,048
2000	4,754	123,504	10,980	19,006	5,445	163,689	11,786	151,903
2001	4,313	261,240	28,361	3,636	6,534	304,084	7,586	296,498

2002
Qtr 1	$664	$38,052	$12,845	$979	$1,665	$54,205	$3,422	$50,783
Qtr 2	5,280	48,253	7,246	971	1,458	63,208	3,280	59,928
Qtr 3	380	105,185	21,685	1,725	1,421	130,396	2,370	128,026
Qtr 4	634	123,929	23,842	1,373	2,740	152,518	3,196	149,322

Total	$6,958	$315,419	$65,618	$5,048	$7,284	$400,327	$12,268	$388,059

2003
January	$74	$20,144	$6,442	$528	$626	$27,814	$2,717	$25,097
February	137	43,868	7,244	644	586	52,479	1,241	51,238
March	441	32,633	7,407	791	733	42,005	2,457	39,548

Qtr 1	652	96,645	21,093	1,963	1,945	122,298	6,415	115,883

April	382	35,989	4,428	985	1,122	42,906	1,479	41,427
May	250	53,727	19,133	1,573	886	75,569	1,785	73,784
June	406	49,137	26,255	1,916	1,458	79,172	3,657	75,515

Qtr 2	1,038	138,853	49,816	4,474	3,466	197,647	6,921	190,726

YTD	$1,690	$235,498	$70,909	$6,437	$5,411	$319,945	$13,336	$306,609

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.
2/ Net of pair-offs.

Mortgage Purchases
 June 2003

(Dollars in millions)
	Single-Family

			Conventional
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/

1997	$5,539	$55,925	$6,030	$1,977	$994	$70,465	7.40%	$39,032
1998	6,016	147,615	28,725	3,507	2,585	188,448	6.61%	104,728
1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498
2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904
2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582
2002
Qtr 1	$1,255	$74,262	$11,868	$1,514	$2,047	$90,946	6.31%	$67,112
Qtr 2	5,879	35,712	11,667	1,928	1,731	56,917	6.37%	29,133
Qtr 3	1,120	59,013	10,336	2,466	1,292	74,227	5.94%	44,269
Qtr 4	1,239	111,828	28,231	4,831	2,422	148,551	5.49%	104,525

Total	$9,493	$280,815	$62,102	$10,739	$7,492	$370,641	5.92%	$245,039

2003
January	$250	$45,586	$9,645	$921	$879	$57,281	5.44%	$42,858
February	261	33,638	4,720	1,195	606	40,420	5.32%	27,530
March	417	26,560	5,205	1,439	683	34,304	5.20%	18,252

Qtr 1	928	105,784	19,570	3,555	2,168	132,005	5.34%	88,640

April	593	34,822	5,710	1,270	633	43,028	5.20%	25,648
May	353	35,110	6,042	1,291	953	43,749	5.12%	23,180
June	547	32,272	6,152	1,335	877	41,183	4.96%	21,655

Qtr 2	1,493	102,204	17,904	3,896	2,463	127,960	5.09%	70,483

YTD	$2,421	$207,988	$37,474	$7,451	$4,631	$259,965	5.22%	$159,123

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.
2/ Yields are shown on a tax equivalent basis.
3/ Included in total purchases.

Fixed Rate Mortgages by Note Rate 1/
 June 2003

(Dollars in millions)
		6.00%	6.50%	7.00%	7.50%
End of	under	to	to	to	to
Period	6.00%	6.49%	6.99%	7.49%	7.99%

1997	$914	$11,218	$71,085	$163,002	$227,750
1998	2,987	28,523	176,133	280,774	215,161
1999	6,057	49,285	266,401	323,154	224,092
2000	5,519	44,869	244,457	301,640	255,849
2001	19,055	86,842	393,701	414,763	250,472

2002
Qtr 1	33,731	122,605	452,387	418,800	230,587
Qtr 2	35,529	135,409	492,929	434,623	221,999
Qtr 3	52,472	169,799	533,746	419,077	207,070
Qtr 4	145,641	260,437	519,799	356,215	177,752

2003
Qtr 1	296,554	346,974	474,724	297,078	152,277
Qtr 2	545,198	371,678	402,875	238,145	128,244

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in millions)

	8.00%	8.50%	9.00%	9.50%	10.00%
End of	to	to	to	to	and
Period	8.49%	8.99%	9.49%	9.99%	over	Total

1997	$149,800	$87,021	$26,877	$21,153	$20,979	$779,799
1998	105,341	57,302	17,573	14,438	15,039	913,271
1999	94,037	45,030	13,082	10,575	11,168	1,042,881
2000	157,543	71,812	17,986	11,509	10,279	1,121,463
2001	114,772	54,280	14,846	10,182	10,177	1,369,090

2002
Qtr 1	99,464	48,349	13,278	8,890	8,666	1,436,757
Qtr 2	91,064	44,727	12,390	8,273	7,974	1,484,917
Qtr 3	83,506	41,835	11,647	7,695	7,290	1,534,137
Qtr 4	72,165	37,762	10,660	7,033	6,853	1,594,317

2003
Qtr 1	62,592	33,680	9,641	6,347	6,152	1,686,019
Qtr 2	53,774	29,844	8,700	5,725	5,604	1,789,787

1/ Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

Mortgage Portfolio Liquidations and Sales
June 2003

(Dollars in millions)

	Liquidations					Sales		Total Liquidations and Sales

		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield

1997	$2,037	$37,714	$39,751	7.70%	13.25%	$1,088	6.58%	$40,839	7.67%
1998	1,950	86,917	88,867	7.66%	25.02%	1,793	6.91%	90,660	7.65%
1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%
2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%
2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%

2002
Qtr 1	$487	$60,485	$60,972	7.01%	33.75%	$3,131	5.88%	$64,103	6.96%
Qtr 2	618	45,857	46,475	6.89%	25.16%	3,629	6.82%	50,104	6.89%
Qtr 3	630	61,518	62,148	6.82%	33.35%	1,436	6.46%	63,584	6.82%
Qtr 4	743	107,081	107,824	6.71%	56.48%	1,386	5.48%	109,210	6.70%

YTD	$2,478	$274,941	$277,419	6.83%	37.35%	$9,582	6.27%	$287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%
Qtr 2	896	125,050	125,946	6.45%	61.78%	5,425	5.48%	131,371	6.41%

YTD	$1,702	$229,852	$231,554	6.52%	57.07%	$6,696	5.52%	$238,250	6.49%

     1/ Annualized

Debt Summary Statistics
 As of June 30, 2003

(Dollars in millions)
	Quarter Ended

Debt Outstanding	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

Effective short-term debt, redemption value 1/	$294,432	$173,243	$192,702	$137,234	$103,043
Cost	1.28%	1.36%	1.52%	1.86%	2.04%
Effective long-term debt, redemption value 1/	579,676	693,891	651,827	657,246	686,061
Cost	5.57%	5.20%	5.48%	5.64%	5.79%
Foreign debt adjustment and other basis adjustments	12,064	8,945	8,735	8,050	2,291

Total redemption value 2/	$886,172	$876,079	$853,264	$802,530	$791,395

Cost	4.13%	4.60%	4.81%	5.18%	5.36%

Other Funding Activities and Statistics
Option embedded debt instruments outstanding	$618,414	$590,819	$601,451	$514,421	$429,757
Option embedded debt instruments as a % of net mortgage assets outstanding	75.4%	71.8%	75.4%	67.9%	58.0%

Long Term Debt:
Debt called during period 3/ 4/	$61,649	$42,476	$36,806	$24,829	$23,859
Debt repurchased during period 4/	6,952	3,614	1,044	846	3,515
Debt matured during period	24,503	23,165	24,814	11,273	9,912

Total Long Term Debt Redeemed During Period	$93,104	$69,255	$62,664	$36,948	$37,286

Short Term Debt:
Debt called during period 3/ 4/	$1,250	$1,300	$4,350	$1,125	$1,650
Debt matured/paydown during period	585,509	557,820	372,495	428,702	333,880

Total Short Term Debt Redeemed During Period	$586,759	$559,120	$376,845	$429,827	$335,530

Total Debt Redeemed During Period	$679,863	$628,375	$439,509	$466,775	$372,816

Swaps retired before maturity during period4/	$3,524	$175	$12,600	$39,440	$1,150
Swaps matured during period	30,244	4,525	16,870	8,500	525

Total Swaps Redeemed During Period	$33,768	$4,700	$29,470	$47,940	$1,675

1/ Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.
2/ Average maturity is 50 months at June 30, 2003.
3/ Includes debt that was called as a result of an associated swap being called This debt was previously classified as non-callable.
4/ Included in total early redemptions, which totaled $73,376 million for the 2nd quarter of 2003.

Summary of Debt Issued
 June 30, 2003

(Dollars in millions)
	SHORT-TERM DEBT 1/			LONG-TERM DEBT 2/ 4/

		AVG.			AVG.
	REDEMPTION	TERM	ACCOUNTING	REDEMPTION	TERM	ACCOUNTING
	VALUE	(DAYS)	COST 3/	VALUE	(MONTHS)	COST 3/

1999	$1,136,001	55	5.17%	$139,020	77	6.07%
2000	$1,143,131	63	6.27%	$110,215	89	6.92%
2001	$1,756,690	60	3.69%	$249,353	55	4.83%
2002
Qtr 1	$461,929	51	1.76%	$61,936	65	4.58%
Qtr 2	338,957	70	1.80%	50,067	57	4.37%
Qtr 3	411,567	50	1.70%	60,479	56	3.32%
Qtr 4	423,466	64	1.43%	65,985	48	3.00%

TOTAL	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
January	$155,041	62	1.22%	$21,790	46	2.97%
February	193,494	54	1.24%	23,004	54	3.17%
March	225,629	36	1.19%	31,915	50	2.46%

Qtr 1	574,164	49	1.22%	76,709	50	2.82%

April	$193,666	35	1.13%	$35,089	49	2.73%
May	190,705	37	1.14%	19,223	58	3.05%
June	223,968	41	1.00%	24,078	60	2.40%

Qtr 2	608,339	38	1.09%	78,390	55	2.70%

YTD	$1,182,503	43	1.15%	$155,099	52	2.76%

1/ The impact of interest rate swaps is excluded.
2/ Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.
3/ Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Beginning in the 2nd quarter 2003, the impact of debt swaps has been excluded.
4/ Effective long-term debt of $19.1 billion was issued during the second quarter of 2003.

Summary of Debt Redeemed
 June 30, 2003

(Dollars in millions)
	SHORT-TERM DEBT 1/		LONG-TERM DEBT 2/ 4/

	REDEMPTION	ACCOUNTING	REDEMPTION	ACCOUNTING
	VALUE	COST 3/	VALUE	COST 3/

1999	$1,125,748	5.10%	$61,790	6.51%
2000	$1,106,956	6.15%	$50,335	6.33%
2001	$1,691,239	4.22%	$196,610	6.03%
2002
Qtr 1	$478,442	1.99%	$38,911	5.40%
Qtr 2	335,530	1.92%	37,286	5.50%
Qtr 3	429,827	1.78%	36,948	5.10%
Qtr 4	376,845	1.63%	62,664	3.98%

Total	$1,620,644	1.84%	$175,809	4.85%

2003
January	$145,962	1.38%	$20,819	3.95%
February	179,189	1.33%	28,564	3.59%
March	233,969	1.27%	19,872	4.14%

Qtr 1	559,120	1.32%	69,255	3.86%

April	$204,147	1.22%	$27,766	4.30%
May	177,570	1.21%	30,141	3.70%
June	205,042	1.16%	35,197	3.48%

Qtr 2	586,759	1.20%	93,104	3.80%

YTD	$1,145,879	1.26%	$162,359	3.82%

1/ The impact of interest rate swaps is excluded.
2/ Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.
3/   Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. Beginning in the 2nd quarter 2003, the impact of debt swaps has been excluded.
4/ Effective long-term debt of $84.3 billion was redeemed during the second quarter of 2003.

Effective Long Term Debt Maturing
 As of June 30, 2003

	Total Debt by Quarter		Assuming Callable Debt
(Dollars in millions)	of Contractual Maturity		Redeemed at Initial Call Date

	Amount	Accounting	Amount	Accounting
	Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/

Currently Callable		0.00%	$3,445	5.08%

2003 Qtr 3	11,048	6.66%	57,945	4.48%
Qtr 4	17,841	5.71%	74,180	4.64%

Total	$28,889	6.07%	$132,125	4.57%

2004 Qtr 1	$18,591	6.27%	$65,891	5.19%
Qtr 2	29,854	4.46%	75,136	4.92%
Qtr 3	26,289	5.10%	35,886	5.95%
Qtr 4	14,710	4.27%	19,029	5.32%

Total	$89,444	4.99%	$195,942	5.24%

2005 Qtr 1	$24,026	3.67%	$32,175	4.86%
Qtr 2	16,527	4.14%	19,652	4.88%
Qtr 3	19,764	4.96%	14,703	6.63%
Qtr 4	24,573	4.19%	15,856	5.36%

Total	$84,890	4.21%	$82,386	5.28%

2006	78,622	4.24%	70,922	5.27%
2007	49,411	5.95%	36,562	7.11%
2008 and beyond	248,420	6.55%	58,294	8.88%

Total Debt	$579,676	5.57%	$579,676	5.57%

1/	Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.

2/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the security. The impact of debt swaps is included.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option Embedded Instruments
 As of June 30, 2003

(Dollars in millions)
		Amount
Call Date	Year of Maturity	Outstanding	Average Cost

Callable debt, callable swaps and receive-fixed swaptions 1/:
Currently callable	2004-2023	$3,445	5.08%
2003	2003-2031	103,521	4.15%
2004	2004-2033	126,664	4.95%
2005	2006-2033	31,996	5.70%
2006	2008-2031	27,111	6.07%
2007	2011-2032	16,958	6.31%
2008	2014-2033	5,440	6.00%
2008 and later	2012-2030	12,770	6.86%

Total		327,906	5.03%

Pay-fixed swaptions		152,280
Caps		138,228

Total option-embedded financial instruments		$618,414

1/	Excludes $18,305 million of callable debt which was swapped to variable rate debt and which is classified as effectively non-callable debt.

Mortgage–Backed Securities Issued
June 2003

(Dollars in millions)

	Lender-originated MBS

	Single - Family
						MBS Purchased	MBS Issues	Fannie
	Long -	Inter-	Conventional			by Fannie Mae's	Acquired by	Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued

1997	$90,903	$29,602	$20,834	$5,814	$147,153	$39,033	$108,120	$2,276	$74,812
1998	235,700	65,125	14,008	10,618	325,451	104,728	220,723	696	76,332
1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613
2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594
2001	393,576	93,503	24,442	13,801	525,322	180,583	344,738	3,101	123,506

2002
Qtr 1	$114,588	$45,092	$11,439	$2,797	$173,916	$67,112	$106,804	$2,064	$36,819
Qtr 2	91,442	25,852	12,605	2,143	132,042	29,133	102,909	2,964	21,624
Qtr 3	107,126	32,527	15,237	1,971	156,861	44,269	112,592	3,759	35,511
Qtr 4	165,681	64,677	24,695	5,427	260,480	104,525	155,955	7,509	50,012

Total	$478,837	$168,148	$63,976	$12,338	$723,299	$245,039	$478,260	$16,296	$143,966

2003
January	$66,876	$29,635	$8,745	$1,390	$106,646	$42,858	$63,788	$2,268	$22,113
February	59,693	24,746	8,280	466	93,185	27,530	65,655	2,319	25,631
March	58,401	24,211	9,411	719	92,742	18,252	74,490	1,439	25,652

Qtr 1	$184,970	$78,593	$26,436	$2,574	$292,573	$88,640	$203,933	$6,026	$73,396

April	$76,311	$32,986	$11,679	$666	$121,643	$25,648	$95,993	$829	$33,890
May	67,735	29,925	9,788	988	108,436	23,180	85,257	391	20,915
June	74,117	33,000	14,341	1,449	122,906	21,655	101,251	1,583	16,783

Qtr 2	218,162	95,911	35,807	3,104	352,985	70,483	282,502	2,802	71,588

YTD	$403,131	$174,503	$62,243	$5,679	$645,558	$159,123	$486,435	$8,829	$144,984

     1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

     2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage–Backed Securities Outstanding
June 2003

(Dollars in millions)
	MBS

	Single-family
							MBS in
	Long -	Inter-	Conventional				Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total		Portfolio 3/	MBS 3/		REMICs

1997	$448,824	$168,132	$71,025	$21,601	$709,582		$130,444	$579,138		$328,596
1998	557,983	187,221	59,001	30,313	834,518		197,375	637,143		311,426
1999	670,555	200,488	53,898	35,942	960,883		281,714	679,169		293,563
2000	758,869	189,362	68,167	41,352	1,057,750		351,066	706,684		291,798
2001	938,139	232,092	67,894	52,226	1,290,351		431,484	858,867		346,143

2002
Qtr 1	974,360	254,908	72,106	54,030	1,355,404		459,094	896,310		352,159
Qtr 2	1,000,662	271,030	77,750	55,152	1,404,594		459,097	945,497		347,566
Qtr 3	1,031,062	285,339	86,528	56,016	1,458,945		468,552	990,393		346,538
Qtr 4	1,054,165	321,290	103,155	59,677	1,538,287		508,831	1,029,456		346,703

2003
Qtr 1	1,087,299	371,642	117,554	60,979	1,637,474		529,954	1,107,520		369,032
Qtr 2	1,128,843	418,913	139,506	62,633	1,749,896	4/	512,435	1,237,461	4/	382,441

1/ Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/ Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/ Based on unpaid principal balances effective March 31, 2002.

4/ Includes $1,518 million of multifamily whole loan REMIC’s and $34,845 million of single-family whole loan REMIC’s and $8,913 million of private label securities guaranteed by Fannie Mae.

SINGLE-FAMILY REO ACQUISITIONS AND PREFORECLOSURE SALES
 June 2003

PROPERTY STATE	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002

Michigan	531	507	419	352	292	240
Texas	467	425	364	312	322	264
Georgia	462	344	310	218	244	184
North Carolina	454	308	233	216	188	151
Ohio	415	366	301	277	234	186
Florida	289	270	279	322	297	291
Indiana	282	238	244	219	165	184
Utah	220	183	178	162	145	137
Tennessee	219	225	174	158	125	117
Pennsylvania	215	218	237	240	242	197
Missouri	195	191	137	130	134	109
Washington	195	208	202	197	199	154
Illinois	192	202	250	213	173	197
Colorado	192	155	142	126	87	70
Alabama	185	164	126	110	119	107
South Carolina	177	149	144	127	109	101
Arizona	151	130	125	129	107	104
Minnesota	129	84	73	62	55	62
Lousiana	126	100	87	79	80	77
New York	123	108	151	130	115	134
OTHER STATES	1,350	1,343	1,239	1,281	1,256	1,271

TOTAL REOs ACQUIRED	6,569	5,918	5,415	5,060	4,688	4,337

PREFORECLOSURE SALES	444	356	373	370	386	281

[Additional columns below]

[Continued from above table, first column(s) repeated]

PROPERTY STATE	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000	3Q 2000	2Q 2000

Michigan	171	159	155	112	86	80	84
Texas	234	173	190	262	203	195	174
Georgia	161	130	126	141	103	90	108
North Carolina	126	72	107	78	65	59	73
Ohio	201	184	187	146	142	97	125
Florida	308	326	366	368	333	354	368
Indiana	134	92	101	94	108	88	80
Utah	125	74	64	81	71	52	52
Tennessee	76	69	63	80	43	47	42
Pennsylvania	211	238	196	174	233	230	208
Missouri	104	68	69	65	68	55	64
Washington	168	132	122	130	133	118	89
Illinois	166	149	127	157	149	138	135
Colorado	43	39	59	44	34	36	29
Alabama	95	75	68	45	62	37	37
South Carolina	87	52	58	51	52	40	42
Arizona	84	65	67	67	88	67	89
Minnesota	43	40	51	46	29	35	43
Lousiana	57	45	47	45	42	47	44
New York	146	103	150	164	177	165	238
OTHER STATES	1,152	1,150	1,193	1,243	1,177	1,321	1,525

TOTAL REOs ACQUIRED	3,892	3,435	3,566	3,593	3,398	3,351	3,649

PREFORECLOSURE SALES	259	354	304	265	318	340	476

SINGLE-FAMILY REO INVENTORY
 June 2003

Property State	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002

Michigan	1564	1351	1084	878	701	598
Ohio	917	826	666	560	465	409
North Carolina	766	595	477	430	341	264
Georgia	714	554	477	374	364	314
Texas	687	663	616	561	509	442
Indiana	426	379	338	322	254	252
Florida	398	398	410	413	377	408
Pennsylvania	392	432	440	438	398	374
South Carolina	346	301	278	246	212	173
Colorado	341	311	252	203	142	107
Tennessee	326	355	293	271	220	184
Washington	323	326	317	295	264	245
Illinois	320	363	379	310	255	261
Alabama	309	278	219	210	217	205
Maryland	301	332	335	367	341	328
Missouri	292	280	247	247	207	201
Utah	287	279	267	219	198	199
Minnesota	250	197	163	144	135	131
Kentucky	237	173	102	70	78	61
New York	230	221	244	236	228	264
Other states	2,418	2,429	2,371	2,335	2,133	2,214

Total REO inventory	11,844	11,043	9,975	9,129	8,039	7,634

[Additional columns below]

[Continued from above table, first column(s) repeated]

Property State	4Q 2001	3Q 2001	2Q 2001	1Q 2001	4Q 2000	3Q 2000	2Q 2000

Michigan	501	427	366	313	281	249	235
Ohio	423	386	354	298	243	194	192
North Carolina	210	171	179	156	135	124	124
Georgia	269	233	233	207	170	143	156
Texas	385	322	360	398	347	329	302
Indiana	182	141	141	138	150	127	112
Florida	415	442	446	441	424	449	493
Pennsylvania	380	383	344	369	437	436	432
South Carolina	138	104	103	101	88	72	71
Colorado	77	97	104	86	70	70	64
Tennessee	145	137	126	112	87	86	77
Washington	240	199	197	219	215	191	148
Illinois	254	237	223	260	251	247	240
Alabama	178	135	114	105	95	59	62
Maryland	311	285	291	283	304	358	387
Missouri	157	113	106	110	127	117	112
Utah	171	112	115	127	105	87	80
Minnesota	113	123	121	93	91	93	97
Kentucky	57	55	33	26	35	28	35
New York	290	280	315	360	374	415	470
Other states	2,177	2,133	2,187	2,315	2,385	2,704	2,896

Total REO inventory	7,073	6,515	6,458	6,517	6,414	6,578	6,785

Portfolio and Mortgage-Backed Securities Outstanding by State
 As of June 30, 2003

(Dollars in millions)
	Portfolio		Mortgage-Backed Securities		T o t a l

	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount

Alabama	30,443	$1,831	192,197	$17,074	222,640	$18,905
Alaska	17,426	1,355	16,136	1,881	33,562	3,236
Arizona	52,054	3,408	431,418	43,235	483,472	46,643
Arkansas	29,194	1,985	91,316	7,451	120,510	9,436
California	355,898	28,824	2,698,935	352,124	3,054,833	380,948
Colorado	49,984	3,629	434,039	54,841	484,023	58,470
Connecticut	39,033	3,210	195,277	22,984	234,310	26,194
Delaware	9,955	744	49,817	5,415	59,772	6,159
Dist. of Columbia	21,401	830	45,365	3,915	66,766	4,745
Florida	173,912	11,508	1,143,480	104,663	1,317,392	116,171
Georgia	80,804	5,565	526,422	54,854	607,226	60,419
Guam	442	43	1,034	87	1,476	130
Hawaii	20,621	2,631	79,146	13,186	99,767	15,817
Idaho	11,111	715	75,801	7,200	86,912	7,915
Illinois	152,810	11,891	662,039	74,196	814,849	86,087
Indiana	64,476	4,054	310,431	25,526	374,907	29,580
Iowa	45,452	2,989	94,817	7,622	140,269	10,611
Kansas	24,088	1,597	112,178	9,826	136,266	11,423
Kentucky	21,735	1,251	140,703	12,038	162,438	13,289
Louisiana	56,331	3,651	203,357	16,061	259,688	19,712
Maine	17,537	1,159	55,022	4,991	72,559	6,150
Maryland	71,307	4,510	415,193	45,633	486,500	50,143
Massachusetts	95,532	6,964	459,615	59,464	555,147	66,428
Michigan	113,245	7,665	658,315	65,395	771,560	73,060
Minnesota	61,063	4,573	300,100	32,490	361,163	37,063
Mississippi	26,036	1,777	93,026	7,176	119,062	8,953
Missouri	64,256	3,812	294,536	26,714	358,792	30,526

	Portfolio		Mortgage-Backed Securities		T o t a l 4/

	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount

Montana	10,867	857	40,411	3,884	51,278	4,741
Nebraska	28,117	1,990	69,574	5,442	97,691	7,432
Nevada	31,266	1,864	198,804	21,213	230,070	23,077
New Hampshire	19,447	1,391	88,912	9,863	108,359	11,254
New Jersey	87,329	8,125	507,006	60,569	594,335	68,694
New Mexico	23,181	1,667	86,931	8,103	110,112	9,770
New York	222,018	14,058	869,019	82,931	1,091,037	96,989
North Carolina	56,135	4,136	422,726	42,264	478,861	46,400
North Dakota	6,191	326	17,842	1,253	24,033	1,579
Ohio	156,271	10,375	596,308	50,500	752,579	60,875
Oklahoma	42,592	2,599	138,973	9,896	181,565	12,495
Oregon	38,677	3,043	259,982	28,156	298,659	31,199
Pennsylvania	111,469	7,788	540,647	46,986	652,116	54,774
Puerto Rico	21,823	1,684	66,882	5,316	88,705	7,000
Rhode Island	15,846	1,066	71,468	7,019	87,314	8,085
South Carolina	29,076	2,151	187,158	17,519	216,234	19,670
South Dakota	13,155	872	22,443	1,783	35,598	2,655
Tennessee	40,772	2,536	264,629	24,436	305,401	26,972
Texas	235,290	14,090	1,009,717	79,905	1,245,007	93,995
Utah	28,219	1,917	159,396	17,783	187,615	19,700
Vermont	10,585	649	27,881	2,754	38,466	3,403
Virgin Islands	1,127	80	1,526	124	2,653	204
Virginia	88,642	6,241	425,943	53,141	514,585	59,382
Washington	72,565	6,234	491,623	58,018	564,188	64,252
West Virginia	14,423	873	33,403	2,758	47,826	3,631
Wisconsin	124,388	10,040	214,229	21,473	338,617	31,513
Wyoming	9,012	651	20,271	1,852	29,283	2,503

Total 3/	3,244,629	$229,474	16,613,419	$1,740,983	19,858,048	$1,970,457

1/	Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/	Amount represents gross unpaid principal balances.

3/	Fannie Mae MBS in portfolio totaling $512,435 million are included in MBS, but excluded from portfolio statistics.

4/	Excludes $79.5 billion of non-fannie mae securities for which information is not readily available.

Conventional Single-Family
Serious Delinquencies
June 2003

	Credit Enhanced			Non-Credit Enhanced

		Serious Delinquencies 1/			Serious Delinquencies 1/
	Total #			Total #
	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent

Northeast
2nd Qtr 2002	622,805	7,525	1.21%	1,897,291	6,487	0.34%
3rd Qtr 2002	616,765	7,806	1.27%	1,922,408	6,618	0.34%
4th Qtr 2002	585,261	8,403	1.44%	1,957,555	7,023	0.36%
1st Qtr 2003	560,717	8,695	1.55%	2,028,468	7,182	0.35%
2nd Qtr 2003	527,747	8,614	1.63%	2,099,048	7,003	0.33%

Southeast
2nd Qtr 2002	1,044,686	10,897	1.04%	2,068,902	6,015	0.29%
3rd Qtr 2002	1,045,852	12,056	1.15%	2,097,101	6,350	0.30%
4th Qtr 2002	1,025,978	13,759	1.34%	2,206,143	7,269	0.33%
1st Qtr 2003	1,035,250	13,814	1.33%	2,318,335	7,394	0.32%
2nd Qtr 2003	1,015,977	14,316	1.41%	2,478,564	7,485	0.30%

Midwest
2nd Qtr 2002	832,702	9,715	1.17%	2,071,369	6,043	0.29%
3rd Qtr 2002	807,763	10,789	1.34%	2,065,326	6,660	0.32%
4th Qtr 2002	753,756	11,936	1.58%	2,095,623	7,614	0.36%
1st Qtr 2003	726,495	12,065	1.66%	2,182,183	7,834	0.36%
2nd Qtr 2003	685,332	12,593	1.84%	2,250,348	8,268	0.37%

Southwest
2nd Qtr 2002	786,997	7,008	0.89%	1,520,181	3,803	0.25%
3rd Qtr 2002	781,551	8,036	1.03%	1,544,203	4,152	0.27%
4th Qtr 2002	762,556	8,976	1.18%	1,621,736	4,726	0.29%
1st Qtr 2003	757,485	9,139	1.21%	1,711,293	5,008	0.29%
2nd Qtr 2003	742,479	9,639	1.30%	1,814,996	5,198	0.29%

West
2nd Qtr 2002	683,968	5,206	0.76%	2,207,239	4,473	0.20%
3rd Qtr 2002	666,922	5,380	0.81%	2,232,540	4,567	0.20%
4th Qtr 2002	632,037	5,544	0.88%	2,335,071	4,928	0.21%
1st Qtr 2003	616,243	5,650	0.92%	2,461,966	4,738	0.19%
2nd Qtr 2003	598,039	5,511	0.92%	2,618,767	4,568	0.17%

Total
2nd Qtr 2002	3,971,158	40,351	1.02%	9,764,982	26,821	0.27%
3rd Qtr 2002	3,918,853	44,067	1.12%	9,861,578	28,347	0.29%
4th Qtr 2002	3,759,588	48,618	1.29%	10,216,128	31,560	0.31%
1st Qtr 2003	3,696,190	49,363	1.34%	10,702,245	32,156	0.30%
2nd Qtr 2003	3,569,574	50,673	1.42%	11,261,723	32,522	0.29%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total

		Serious Delinquencies 1/
	Total #
	of Loans	Total #	%
	Outstanding	of Loans	Delinquent

Northeast
2nd Qtr 2002	2,520,096	14,012	0.56%
3rd Qtr 2002	2,539,173	14,424	0.57%
4th Qtr 2002	2,542,816	15,426	0.61%
1st Qtr 2003	2,589,185	15,877	0.61%
2nd Qtr 2003	2,626,795	15,617	0.59%

Southeast
2nd Qtr 2002	3,113,588	16,912	0.54%
3rd Qtr 2002	3,142,953	18,406	0.59%
4th Qtr 2002	3,232,121	21,028	0.65%
1st Qtr 2003	3,353,585	21,208	0.63%
2nd Qtr 2003	3,494,541	21,801	0.62%

Midwest
2nd Qtr 2002	2,904,071	15,758	0.54%
3rd Qtr 2002	2,873,089	17,449	0.61%
4th Qtr 2002	2,849,379	19,550	0.69%
1st Qtr 2003	2,908,678	19,899	0.68%
2nd Qtr 2003	2,935,680	20,861	0.71%

Southwest
2nd Qtr 2002	2,307,178	10,811	0.47%
3rd Qtr 2002	2,325,754	12,188	0.52%
4th Qtr 2002	2,384,292	13,702	0.57%
1st Qtr 2003	2,468,778	14,147	0.57%
2nd Qtr 2003	2,557,475	14,837	0.58%

West
2nd Qtr 2002	2,891,207	9,679	0.33%
3rd Qtr 2002	2,899,462	9,947	0.34%
4th Qtr 2002	2,967,108	10,472	0.35%
1st Qtr 2003	3,078,209	10,388	0.34%
2nd Qtr 2003	3,216,806	10,079	0.31%

Total
2nd Qtr 2002	13,736,140	67,172	0.49%
3rd Qtr 2002	13,780,431	72,414	0.53%
4th Qtr 2002	13,975,716	80,178	0.57%
1st Qtr 2003	14,398,435	81,519	0.57%
2nd Qtr 2003	14,831,297	83,195	0.56%

1/	Serious delinquencies include all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.

Total Multifamily Total Serious Delinquencies and REO Inventory
June 2003

(Dollars in millions)
	Loans Serviced		Serious Delinquencies 1/			REO Inventory

	# of		# of		%	# of
	Loans	UPB	Loans	UPB	Delinquent	Loans	UPB

Northeast
2nd Qtr 2002	3,523	14,479.0	5	4.7	0.03%	—	—
3rd Qtr 2002	3,627	14,966.9	2	2.2	0.01%	—	—
4th Qtr 2002	4,127	16,547.0	2	3.6	0.02%	—	—
1st Qtr 2003	4,324	17,568.6	2	3.2	0.02%	—	—
2nd Qtr 2003	4,446	18,406.5	2	3.2	0.02%	—	—
Southeast
2nd Qtr 2002	3,031	18,826.6	3	6.3	0.03%	—	—
3rd Qtr 2002	3,108	19,256.2	7	6.4	0.03%	1	4.0
4th Qtr 2002	3,196	20,280.7	3	11.9	0.06%	1	4.0
1st Qtr 2003	3,272	20,915.2	4	3.2	0.02%	2	12.7
2nd Qtr 2003	3,351	21,699.5	5	7.9	0.04%	2	12.8
Midwest
2nd Qtr 2002	2,676	8,655.8	10	62.7	0.72%	—	—
3rd Qtr 2002	2,680	8,825.8	6	46.2	0.52%	1	2.9
4th Qtr 2002	2,796	9,090.9	10	7.6	0.08%	1	2.9
1st Qtr 2003	2,787	9,345.9	10	41.5	0.44%	1	2.9
2nd Qtr 2003	2,921	9,582.1	7	13.9	0.14%	—	—
Southwest
2nd Qtr 2002	2,784	12,209.5	8	15.0	0.12%	—	—
3rd Qtr 2002	2,816	12,460.7	6	6.6	0.05%	—	—
4th Qtr 2002	3,171	13,194.7	4	15.7	0.12%	—	—
1st Qtr 2003	3,173	13,228.8	7	26.4	0.20%	—	—
2nd Qtr 2003	3,308	13,559.2	11	61.7	0.45%	3	7.7
West
2nd Qtr 2002	13,498	28,033.1	7	6.4	0.02%	—	—
3rd Qtr 2002	13,389	28,655.4	16	9.0	0.03%	1	2.3
4th Qtr 2002	16,018	31,328.8	11	6.9	0.02%	1	2.3
1st Qtr 2003	15,686	31,870.1	4	8.3	0.03%	1	2.3
2nd Qtr 2003	16,655	33,282.6	10	38.2	0.11%	—	—
Total
2nd Qtr 2002	25,512	82,204.0	33	95.1	0.12%	—	—
3rd Qtr 2002	25,620	84,165.0	37	70.4	0.08%	3	9.2
4th Qtr 2002	29,308	90,442.1	30	45.7	0.05%	3	9.2
1st Qtr 2003	29,242	92,928.6	27	82.6	0.09%	4	17.9
2nd Qtr 2003	30,681	96,529.8	35	124.8	0.13%	5	20.5
1/ Includes loans which are two or more months delinquent based on the dollar amount of such loans in the portfolio and underlying MBS.